Exhibit 10.1

Execution Version
FIRST AMENDMENT

FIRST AMENDMENT dated as of March 6, 2007 (“Amendment”), among CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation ("Holdings"), CROWN CASTLE OPERATING COMPANY, a Delaware corporation (the "Borrower"), the Subsidiary Guarantors (as defined in the Credit Agreement (as defined below)), the Lenders (as defined in the Credit Agreement) party hereto and THE ROYAL BANK OF SCOTLAND PLC, as administrative agent (the "Administrative Agent"), to that certain Credit Agreement, dated as of January 9, 2007 (as amended, amended and restated, supplemented, restated, replaced, refinanced or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent.

W I T N E S S E T H :

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend the Credit Agreement in the manner set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Defined Terms. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

2. Amendment.

(a) Clause (a) of the definition of "Applicable Margin" in Section 1.1 of the Credit Agreement hereby is amended and restated in its entirety to read as follows:

(a) with respect to Revolving Loans (i) 0.625% for Revolving Loans maintained as ABR Loans and (ii)1.625% for Revolving Loans maintained as Eurodollar Loans; provided that, on and after the first Adjustment Date (as defined in the Pricing Grid) occurring after the completion of one full fiscal quarter of Holdings, the Applicable Margin with respect to Revolving Loans and Swingline Loans will be determined pursuant to the Pricing Grid; and

(b) Clause (b) of Section 1.2 of the Credit Agreement is hereby amended by (i) deleting the text "and" immediately preceding subclause (v) of such clause (b) and substituting the text "," therefor and (ii) inserting the following text immediately prior to the period at the end of such clause (b):

"and (vi) upon the termination of all Revolving Commitments pursuant to Section 2.7 or Section 2.9, references to Section 7.1 or any clause or provision thereof shall cease to be of any force or effect hereunder or thereunder"

(c) Clause (b)(ii) of Section 2.23 of the Credit Agreement hereby is amended and restated in its entirety to read as follows:

"(ii) [Intentionally Omitted]."

(d) Section 7.1 of the Credit Agreement hereby is amended and restated in its entirety to read as follows:

"7.1 Financial Condition Covenants.

(a) Consolidated Leverage Ratio. Until such time as all Revolving Commitments shall have been terminated pursuant to Section 2.7 or Section 2.9, permit the Consolidated Leverage Ratio determined as of the last day of any fiscal quarter of the Borrower ending during any period set forth below to exceed the ratio set forth below opposite such period:

Period	Consolidated Leverage Ratio
through 03/31/08	9.25 to 1.00
04/01/08 and thereafter	8.25 to 1.00

(b) Consolidated Interest Coverage Ratio. Until such time as all Revolving Commitments shall have been terminated pursuant to Section 2.7 or Section 2.9, permit the Consolidated Interest Coverage Ratio determined as of the last day of any fiscal quarter ending during any period set forth below to be less than the ratio set forth below opposite such period:

Period	Consolidated Interest Coverage Ratio
through 12/31/07	1.75 to 1.00
01/01/08 and thereafter	2.00 to 1.00

(c) Securitization DSCR. Until such time as all Revolving Commitments shall have been terminated pursuant to Section 2.7 or Section 2.9, permit (i) the Tower Securitization DSCR determined as of the last day of any fiscal quarter to be less than 2.00 to 1.00, (ii) upon and after consummation of the Global Signal Acquisition, the Global Signal 2004 Securitization DSCR determined as of the last day of any fiscal quarter to be less than 1.75 to 1.00 and (iii) upon and after consummation of the Global Signal Acquisition, the Global Signal 2006 Securitization DSCR determined as of the last day of any fiscal quarter to be less than 1.75 to 1.00."

(e) Section 7.2(m) of the Credit Agreement hereby is amended and restated in its entirety to read as follows:
"(m) Indebtedness incurred by (i) the Tower Notes Guarantor, the Issuer Entity or any of their respective Subsidiaries in the form of (A) Permitted Indebtedness (as that term is defined in the Tower Notes Indenture) and (B) Additional Tower Notes so long as (1) all proceeds of the issuance of such Additional Tower Notes, net of reasonable and customary costs and expenses of issuance, are deposited immediately into the Collection Account, and (2) the Borrower makes any mandatory prepayment of the Loans required pursuant to Section 2.9(a) in connection therewith and (ii) upon and after consummation of the Global Signal Acquisition, the Global Signal 2004 Borrowers, the Global Signal 2004 Guarantor, the Global Signal 2006 Borrowers, the Global Signal 2006 Guarantor or any of their respective Subsidiaries in the form of Permitted Indebtedness (as that term is defined in the Global Signal 2004 Loan Agreement and Global Signal 2006 Loan Agreement, as applicable); provided that, in each case, the Consolidated Leverage Ratio (calculated on a pro forma basis as of the most recently completed fiscal quarter) is not greater than (x) 9.25 to 1.00, if such Indebtedness is incurred on or prior to March 31, 2008 and (y) 8.25 to 1.00, if such Indebtedness is incurred after March 31, 2008;"

(f) Section 7.2(p) of the Credit Agreement hereby is amended and restated in its entirety to read as follows:
"(p) other Indebtedness incurred by Holdings or any of its Subsidiaries (other than the Borrower or any of its Subsidiaries); provided that (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) the Consolidated Leverage Ratio (calculated on a pro forma basis as of the most recently completed fiscal quarter) is not greater than (x) 9.25 to 1.00, if such Indebtedness is incurred on or prior to March 31, 2008 and (y) 8.25 to 1.00, if such Indebtedness is incurred after March 31, 2008; and"

(g) Annex A to the Credit Agreement hereby is deleted and replaced with Annex A hereto.

3. Effectiveness of Amendment. This Amendment shall become effective as of the date hereof (the “Effective Date”) when:

(a) all of the Revolving Lenders, the Major Facility Lenders with respect to the Term Loan Facility and the Required Lenders have duly executed and delivered a counterpart of this Amendment and Holdings, the Borrower and the Subsidiary Guarantors have delivered duly executed counterparts of this Amendment to the Administrative Agent;

(b) all conditions precedent to (i) the Amendment to Term Loan Joinder, dated as of the date hereof among Holdings, the Borrower, the Subsidiary Guarantors, the Tranche B Lenders (as defined therein) and the Administrative Agent and (ii) the Term Loan Joinder, dated as of the date hereof, among Holdings, the Borrower, the Subsidiary Guarantors, the Tranche B Lenders (as defined therein) and the Administrative Agent shall have been met (in each case, other than any condition precedent that this Amendment shall have become effective); and

(c) the Administrative Agent has received payment from the Borrower for any and all fees, costs and expenses (including those of legal counsel) relating to the Credit Agreement and this Amendment.

4. Representations and Warranties. As of the Effective Date, before and after giving effect to this Amendment, each of the Borrower and the other Loan Parties hereby represents and warrants to the Administrative Agent and each Lender that:

(a) each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform this Amendment and each Loan Party has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. No material consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority (including without limitation, the FCC, the FAA or any other Licensing Authority) or any other Person is required with the execution, delivery, performance, validity or enforceability of this Amendment which has not been obtained;

(b) the Credit Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(c) no Default or Event of Default has occurred or is continuing; and

(d) each of the representations and warranties in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Effective Date as if made on and as of such date except to the extent such representations and warranties relate to an earlier date in which case such representation and warranty was true and correct in all material respects as of such earlier date.

5. Status of Loan Documents.

(a) This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly consented to and amended hereby, the terms, provisions and conditions of the Loan Documents and the Liens granted under the Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects; and

(b) No consent, amendment or waiver of any terms or provisions of the Credit Agreement made hereunder shall relieve the Borrower or any other Loan Party from complying with any other term or provision of the Credit Agreement or the other Loan Documents.

6. Miscellaneous.

(a) No Waiver, Cumulative Remedies. No failure or delay or course of dealing on the part of the Lenders in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Lenders would otherwise have. No notice to or demand on the Borrower or any other Loan Party in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lenders to any other or further action in any circumstances without notice or demand.

(b) Ratification and Reaffirmation; Confirmation; Acknowledgment. Each Guarantor (i) ratifies and reaffirms the Loan Documents to which such Guarantor is a party, (ii) confirms such Guarantor's agreement to the terms of this Amendment and (iii) acknowledges that such Guarantor has no offsets or defenses to such Guarantor's obligations under the Loan Documents to which such Guarantor is a party and no claims or counterclaims against the Lenders.

(c) Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable costs and expenses (including, without limitation, reasonable fees and disbursements of legal counsel) incurred up to and on the Effective Date in connection with the Credit Agreement or this Amendment.

(d) Headings Descriptive. The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision.

(e) Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(f) Counterparts. This Amendment may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The delivery of a counterpart may be made by facsimile or electronic transmission.

(g) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ Jay A. Brown
Name: Jay A. Brown
Title: Vice President

CROWN CASTLE OPERATING COMPANY

By:	/s/ Jay A. Brown
Name: Jay A. Brown
Title: Vice President

CROWN CASTLE OPERATING LLC

By:	/s/ Jay A. Brown
Name: Jay A. Brown
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent and as a Lender

By:	/s/ Vincent Fitzgerald
Name: Vincent Fitzgerald
Title: Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 9, 2007, AMONG CROWN CASTLE OPERATING COMPANY, CROWN CASTLE INTERNATIONAL CORP., THE SUBSIDIARY GUARANTORS IDENTIFIED AS SUCH ON THE SIGNATURE PAGES THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, AND THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

MORGAN STANLEY BANK, as a Lender

By:	/s/ Elizabeth Hendricks
Name: Elizabeth Hendricks
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 9, 2007, AMONG CROWN CASTLE OPERATING COMPANY, CROWN CASTLE INTERNATIONAL CORP., THE SUBSIDIARY GUARANTORS IDENTIFIED AS SUCH ON THE SIGNATURE PAGES THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, AND THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

JP MORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Christophe Vohmann
Name: Christophe Vohmann
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 9, 2007, AMONG CROWN CASTLE OPERATING COMPANY, CROWN CASTLE INTERNATIONAL CORP., THE SUBSIDIARY GUARANTORS IDENTIFIED AS SUCH ON THE SIGNATURE PAGES THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, AND THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

WACHOVIA BANK, N.A., as a Lender

By:	/s/ Scott Suddreth
Name: Scott Suddreth
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 9, 2007, AMONG CROWN CASTLE OPERATING COMPANY, CROWN CASTLE INTERNATIONAL CORP., THE SUBSIDIARY GUARANTORS IDENTIFIED AS SUCH ON THE SIGNATURE PAGES THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, AND THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

KEY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jennifer A. O'Brien
Name: Jennifer A. O'Brien
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 9, 2007, AMONG CROWN CASTLE OPERATING COMPANY, CROWN CASTLE INTERNATIONAL CORP., THE SUBSIDIARY GUARANTORS IDENTIFIED AS SUCH ON THE SIGNATURE PAGES THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, AND THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LEHMAN BROTHERS COMMERCIAL BANK, as a Lender

By:	/s/ Brian McNany
Name: Brian McNany
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 9, 2007, AMONG CROWN CASTLE OPERATING COMPANY, CROWN CASTLE INTERNATIONAL CORP., THE SUBSIDIARY GUARANTORS IDENTIFIED AS SUCH ON THE SIGNATURE PAGES THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, AND THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

CALYON, NEW YORK BRANCH, as a Lender

By:	/s/ Michael George
Name: Michael George
Title: Managing Director

By:	/s/ John McCloskey
Name: John McCloskey
Title: Managing Director

Annex A
PRICING GRID FOR REVOLVING LOANS AND

SWINGLINE LOANS

Pricing Level	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans
I	1.625%	0.625%
II	1.500%	0.500%
III	1.375%	0.375%
IV	1.250%	0.250%

The Applicable Margin for Revolving Loans and Swingline Loans shall be adjusted, on and after the first Adjustment Date (as defined below) occurring after the completion of one full fiscal quarter of Holdings after the Closing Date and on each subsequent Adjustment Date, based on changes in the Consolidated Leverage Ratio, with such adjustments to become effective on the date (the "Adjustment Date") that is three Business Days after the date on which the relevant financial statements are delivered to the Lenders pursuant to Section 6.1 and to remain in effect until the next adjustment to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified in Section 6.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the Pricing Grid shall apply. On each Adjustment Date, the Applicable Margin for Revolving Loans and Swingline Loans shall be adjusted to be equal to the Applicable Margin opposite the Pricing Level determined to exist on such Adjustment Date from the financial statements relating to such Adjustment Date.
As used herein, the following rules shall govern the determination of Pricing Levels on each Adjustment Date:

"Pricing Level I" shall exist on an Adjustment Date if the Consolidated Leverage Ratio for the relevant period is greater than or equal to 8.00 to 1.00.

"Pricing Level II" shall exist on an Adjustment Date if the Consolidated Leverage Ratio for the relevant period is less than 8.00 to 1.00 but greater than or equal to 7.50 to 1.00.

"Pricing Level III" shall exist on an Adjustment Date if the Consolidated Leverage Ratio for the relevant period is less than 7.50 to 1.00 but greater than or equal to 7.00 to 1.00.

"Pricing Level IV" shall exist on an Adjustment Date if the Consolidated Leverage Ratio for the relevant period is less than 7.00 to 1.00.